Exhibit 10.19

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

MANUFACTURING SUPPLY AGREEMENT

This Agreement takes effect December 31, 2006 (the “Effective Date”), by, between and among; SciClone Pharmaceuticals International Ltd., with offices located at Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands (hereinafter, “Customer” or “SPIL”) and Lonza Sales Ltd, having an address at Muenchensteinerstrasse 38, CH-4002 Basel, Switzerland (“Manufacturer” or “LONZA”) (collectively, referred to as the “Parties” or individually, a “Party”).

WHEREAS, SciClone Pharmaceuticals International Ltd. and SciClone Pharmaceuticals Inc. (collectively, “SCICLONE”) and UCB-Bioproducts S.A entered into a Supply Agreement (the “Original Agreement”) effective as of June 10, 1994;

WHEREAS, SCICLONE and UCB-Bioproducts S.A entered into a Manufacturing Services Agreement effective as of December 1, 1999 and amended on January 4, 2005 (the “1999 Agreement”);

WHEREAS, on January 16, 2006, UCB-Bioproducts S.A agreed to sell its Bioproducts Business to Lonza Ltd. and as of the closing date of February 28, 2006, the 1999 Agreement was assigned to Lonza Ltd;

WHEREAS, as of February 28, 2006, Lonza Ltd. agreed to keep and perform all of the obligations of UCB-Bioproducts S.A. under the 1999 Agreement;

WHEREAS, in a first Letter Agreement dated February 22, 2006, Lonza Ltd. agreed to continue to perform all of the obligations of UCB-Bioproducts S.A. under the 1999 Agreement until March 31, 2006 (“First Letter Agreement”);

WHEREAS, in a second Letter Agreement dated August 23, 2006, Lonza Ltd. agreed to extend the First Letter Agreement retroactively from April 1, 2005 until December 31, 2006;

WHEREAS, Lonza Ltd’s Affiliate, i.e. Lonza, now wishes to continue the cooperation with SCICLONE;

WHEREAS, LONZA has at its disposal, facilities, raw materials and suitably trained personnel to manufacture TA-1 Bulk Drug Substance on behalf of SPIL, and LONZA owns or has access to the relevant know-how.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

WHEREAS, Manufacturer is willing to supply Customer with TA-1 Bulk Drug Substance using a process developed by Customer; and

WHEREAS, Customer intends to sell products containing Thymosin Alpha 1 (hereinafter “TA-I” as defined below) under the necessary registrations and permits;

WHEREAS, Customer desires to have Manufacturer provide TA-1 Bulk Drug Substance (the “Product”) and Manufacturer agrees to provide such Product as set forth herein;

NOW, THEREFORE, for and in consideration of the premises, mutual covenants and promises contained herein, the Parties hereto agree as follows:

ARTICLE I

DEFINITIONS

“Acceptance Period” shall have the meaning set forth in Section 5.3(b).

“Affiliate” means any person, firm, joint venture, partnership or corporation which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, a Party. “Control means the legal or beneficial ownership of 50% or more of the voting or equity interests or the power or right to direct the management and affairs of the business (including acting as the general partner of a limited partnership).

“Agreement” means this Manufacturing Supply Agreement, as amended from time to time.

“Annual” means a 12 month period beginning on January 1st and ending on December 31st of a given calendar year.

“Applicable Law” shall mean the applicable laws, rules, and regulations, including any rules, regulations, guidelines, or other requirements of the Regulatory Authorities in the Territory that may be in effect from time to time.

“Bulk Drug Substance” shall mean Thymosin Alpha 1, a 28 amino acid polypeptide, produced by [****] as further described in Exhibit A hereto.

“Certificate of Analysis” is defined in Section 3.3(c).

“Customer” shall mean SciClone Pharmaceuticals International Ltd. (“SPIL”), as identified above.

“Customer Purchase Obligation” shall mean Customer’s obligation to purchase and Manufacturer’s obligation to supply[ * * * *].

“cGMP” means current Good Manufacturing Practices under 21 United States C.F.R. Parts 200 and 211, or the equivalent in other countries.

“Delivery Date” shall mean the date set forth in the relevant purchase order on which Manufacturer must supply Customer with Bulk Drug Substance.

“Effective Date” is set forth in the introductory paragraph.

“Facility” shall mean the manufacturing facility of Manufacturer’s Affiliate Lonza Braine S.A., located at Chaussee de Tubize 297, B-1420 Braine - L’Alleud, Belgium or any other manufacturing facility operated by Manufacturer in Belgium where Bulk Drug Substance shall be manufactured.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“FDA” means the United States Food and Drug Administration.

“Firm Purchase Order” shall have the meaning set forth in Section 5.6.

“Manufacturer” shall mean Lonza Braine S.A., as identified above.

“Master Production and Control Record” (“MPR”) means the records and data to be generated in the manufacturing and testing of Bulk Drug Substance by Manufacturer to demonstrate that all applicable Standard Operating Procedures and methods have been followed as specified in Exhibit A. MPR need not include the general operating procedures and related data of Manufacturer and which are produced in connection with its general operations.

“Methods” shall mean the analytical protocol utilized to determine physical, chemical or microbiological attributes of Bulk Drug Substance as set forth Exhibit B.

“Production Batch” shall mean that amount [* * * *].

“Production Rate” shall mean [* * * *].

“Proprietary Information” is defined in Section 8.2.

“Quality Agreement” shall mean the quality agreement according to which Manufacturer shall manufacture the Bulk Drug Substance as set forth in Exhibit E.

“Raw Materials” shall mean all components of Bulk Drug Substance manufacture, and packaging, all of which shall meet the specifications as set forth in Exhibit A and shall meet the requirements of Exhibits B and C.

“Specifications” shall mean the specifications for Bulk Drug Substance set forth in Exhibit C hereto.

“Regulatory Approval” or words of similar import such as “Marketing Approval” mean approval by the FDA, or an equivalent regulatory agency in the Territory, of Customer’s new drug application (“IND”)

“Term” is defined in Section 10.1.

“Territory”means [* * * *].

“Thymosin Alpha 1” or “TA-1” shall mean the 28 amino acid polypeptide commonly referred to as thymosin alpha 1 in the existing scientific literature and as further described in the Specifications set forth for Bulk Drug Substance on Exhibit A hereto.

ARTICLE II

FORCAST, PURCHASE AND SUPPLY

Section 2.1 Purchase and Supply. During the term of this Agreement, Customer’s Purchase Obligation shall be satisfied as set forth in individual purchase orders placed by Customer and accepted by Manufacturer under this Agreement; [* * * *].

Section 2.2 Forecasts.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a) On or before [****] of each year during the term of this Agreement, Customer shall provide Manufacturer with a [****]rolling forecast of the quantities of Bulk Drug Substance which Customer expects to purchase from Manufacturer during each of the next twelve (12) months; provided, that no forecasts need to be given for any period after the term of this Agreement.

(b) Within fifteen (15) calendar days after receipt of Customer’s forecasts, Manufacturer will provide Customer with a written statement of its ability and general confirmation to supply the quantities stated in the [****].

Section 2.3 Purchase Orders.

During the term of this Agreement, Customer shall provide Manufacturer with a [****] firm purchase order at least [****] calendar months before the requested Delivery Date. The purchase order shall set forth the quantities of Bulk Drug Substance ordered for delivery and the specified Delivery Date; provided that no orders need be given for any period after the term of this Agreement. So long as the purchase order is in compliance with the provisions in this Article II, the purchase order shall be a binding obligation on both Customer and Manufacturer, all in accordance with the terms and conditions of this Agreement. In the event of any inconsistency between the terms of the purchase order in question and this Agreement, the terms of this Agreement will take precedence.

Section 2.4 Amendment to Purchase Orders.

Manufacturer will use reasonable commercial efforts to accommodate a request to amend a purchase order to (i) increase or decrease the quantity of Bulk Drug Substance; or (ii) change the Delivery Date(s).

Section 2.5 Termination of Purchase Orders

Customer may cancel a purchase order upon written notice to manufacturer. Upon notice of cancellation, Manufacturer will cease immediately with all activities provided for under that purchase order. Upon cancellation of any purchase order by Customer for any reason other than material breach by Manufacturer, Manufacturer shall be entitled to invoice Customer for all costs incurred or irrevocably incurred by Manufacturer in the performance of the purchase order as provided for in the purchase order.

Section 2.6 Audit.

(a) Manufacturer shall have the right to verify compliance by Customer with Customer’s Purchase Obligation as set forth in Section 2.1.

(b) Within [****] after each calendar year during the supply period under this Agreement, Customer shall provide written notice to Manufacturer specifying the total amount of Bulk Drug Substance received and accepted from Manufacturer by Customer during the prior calendar year, and the amounts of Bulk Drug Substance manufactured by Customer and purchased by Customer from suppliers other than Manufacturer during the prior calendar year. Should Manufacturer desire to verify such information further, Manufacturer shall so notify Customer within [****] days after receiving such written notice. If Manufacturer does not so notify Customer, Manufacturer shall waive any rights it may have to verify such information, except that if in a subsequent year it is finally determined in accordance with the provisions of

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

this Section 2.5 that Customer violated Customer’s Purchase Obligation, Manufacturer shall have the right to verify the information from the three prior years. If Manufacturer notifies Customer in a timely fashion of its desire to verify such information, Manufacturer may designate an auditor reasonably acceptable to Customer to verify such information. Customer shall make available to such auditor such books and records as may be required to verify such information, and such books and records shall be deemed Proprietary Information for purposes of Article VIII. Such audit shall be completed within ninety (90) days after the date on which Manufacturer notified Customer that it desired to verify such information. Manufacturer shall promptly deliver a copy of the report of such audit to Customer. If Customer disagrees with the conclusions of such report, it shall notify Manufacturer and the Parties shall attempt to resolve the disagreement. If the parties fail to agree on the conclusions in the report, such disagreement shall be resolved in accordance with Article XI. Each such audit shall be at Manufacturer’s expense; provided, that if it is finally determined that in any calendar year Customer violated Customer’s Purchase Obligation then Customer shall pay the reasonable costs of such audit and Customer shall purchase an additional quantity of Bulk Drug Substance from Manufacturer in amount which, if it had been purchased in the prior calendar year, would cause Customer to comply with Customer’s Purchase Obligation.

Section 2.7 Exclusivity.

During the term of this Agreement, Manufacturer agrees that it will not provide Bulk Drug Substance (or any derivative thereof) to any person, company or entity other than Customer, except with written approval of the Customer.

ARTICLE III

SUPPLY AND PROCESSING OF MATERIALS

Section 3.1 Manufacture of Product.

(a) Manufacturer shall manufacture each batch of Bulk Drug Substance in accordance with the Specifications and Process Controls set forth in Exhibit C and all Applicable Laws and regulations including, without limitation, cGMP as applicable in the United States of America and the European Union (the “Manufacturing Standards”). In the event manufacture in accordance with good manufacturing standards of other countries should be required by any regulatory agency in the country(ies) concerned, the Parties shall together seek solutions acceptable to both Parties, it being understood that if after due negotiations, Manufacturer considers that it is unable to meet such different good manufacturing standards, Customer shall have the right to have the Bulk Drug Substance for the country(ies) concerned manufactured elsewhere. In this case, Customer’s Purchase Obligation may therefore be adjusted by written consent between the Parties.

(b) Manufacturer will provide Customer with written notice of commencement of any fermentation of substances or manufacture of penicillin, cephalosporin or other spore-forming product within the Facility that can impact on manufacture or storage of Bulk Drug Substance for Customer.

(c) Manufacturer will immediately provide Customer with written notice of any indication of a change in supplier or the inability to obtain raw materials or critical components listed in Exhibit B in compliance with the manufacturing specification of the Bulk

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Drug Substance that can impact on manufacture or storage of Bulk Drug Substance for Customer. As to any material or significant changes in the raw materials, critical components or equipment used in Manufacturer’s manufacturing with respect to manufacturing and supplying the Bulk Drug Substance for Customer, Manufacturer shall obtain Customer’s prior written approval, such approval not to be unreasonably withheld, before it implements any material or significant change in the raw materials, critical components or equipment used including change in supplier of any such item and shall fully disclose and provide documentation to Customer for changes.

(d) Manufacturer agrees to maintain sufficient raw materials in stock at all times which are in compliance with the manufacturing specifications such that Manufacturer can produce [****], equivalent to [****] of Bulk Drug Substance, in the event that Manufacturer is unable to obtain raw materials in compliance with the manufacturing specifications of the Bulk Drug Substance. Manufacturer agrees to store raw materials under storage condition recommended by raw material supplier(s).

(e) Manufacturer shall manufacture each batch of Bulk Drug Substance according to the processes set forth in the Master Production and Control Record of Exhibit A, or as amended from time to time by mutual agreement of the Parties.

(f) Customer and Manufacturer shall promptly notify each other of any new instructions or specifications required by any regulatory agency and by the United States Food, Drug and Cosmetic Act and of other applicable rules and regulations which may impact the manufacturing process.

(g) Manufacturer will be responsible for proper storage and handling of the Bulk Drug Substance as described in the Storage and Shipping Instructions set forth in Exhibit D.

(h) Any change in manufacturing location must be approved in advance by Customer in writing, such approval not to be unreasonably withheld.

Section 3.2 Reference Standard.

The Parties acknowledge and agree upon the need for a Bulk Drug Substance reference standard. Manufacturer shall manufacture a Bulk Drug Substance reference standard that meets the Specifications in Exhibit C in all respects except for purity; the Bulk Drug Substance reference standard pursuant to this Sections 3.2(ii) shall meet the purity specification of [****]

Section 3.3 Bulk Drug Substance Specifications and Testing.

(a) Upon the completion of manufacture of each Production Batch pursuant to Section 3.1 above, simultaneously, Manufacturer shall (i) begin to analyze a representative sample of the Production Batch for the quality attributes listed in the Specifications as set forth in Exhibit C and (ii) send a representative sample of the Production Batch to a contract manufacturing facility to be designated by Customer. Manufacturer shall give Customer prompt written notice of the results of Manufacturer’s analysis on or before the Delivery Date specified in the purchase order. The results must meet the Specifications attached in Exhibit C to be deemed acceptable. After Customer has determined that the representative samples of the Production Batch meet the Specifications, no later than [****] after receipt of the respective

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Production Batch, Customer shall inform Manufacturer that the Bulk Drug Substance from which the samples were taken may be-used by Manufacturer in performance of this Agreement.

(b) If a representative Bulk Drug Substance sample fails to meet the Specifications, Manufacturer will immediately report the result to Customer, or in the case of the representative sample tested at Customer’s designated contract manufacturing facility, Customer shall immediately report the result to Manufacturer. Manufacturer and Customer shall promptly confer to discuss the discrepancy and determine whether the respective Production Batch shall be retested or replaced. If necessary, the Parties shall designate a third-party laboratory to further test the Bulk Drug Substance sample at Customer’s expense.

(c) Manufacturer will supply Customer with a certificate of analysis (“Certificate of Analysis”) with each shipment of Production Batch hereunder, confirming that such Production Batch meets the Specifications and was manufactured in compliance with cGMP for the Territory or other country or territory as specified by Customer.

(d) Any out-of-specification results upon testing of Bulk Drug Substance must be investigated and documented by Manufacturer. Manufacturer will notify Customer immediately of the results of investigation with justification for retest, if any. Manufacturer will then confer with Customer as to what course of action to take prior to proceeding.

(e) Future modifications may be made to the testing procedures and specifications as requested by Customer, and/or Manufacturer, or as may be requested by regulatory authorities, subject to mutual agreement in writing by both Customer and Manufacturer as to said modifications and to any corresponding cost changes.

(f) After Customer and Manufacturer have determined the Production Batch meets Specifications pursuant to Section 3.3 (a), Manufacturer shall bear all risk of loss for the Production Batch, including without limitation loss due to inadequate storage and theft, until such time as Manufacturer has delivered such Production Batch to a common carrier in accordance with Customer’s written instructions.

Section 3.4 FDA and Regulatory Support.

(a) Manufacturer agrees to establish and maintain a Master Production Record (“MPR”) in accordance with industry standards, and a Drug Master File (“DMF”) in accordance with regulatory authority requirements, as well as any comparable files required by regulatory authorities in the Territory, and to provide Customer with letters of access to the MPR and DMF and comparable files and any other processes and procedures for manufacturing the Bulk Drug Substance. Manufacturer specifically agrees to cooperate with any inspection by, or regulatory requirements of the FDA and the regulatory authorities in the Territory that relate to the manufacture of Bulk Drug Substance. Manufacturer shall use its best efforts to comply with such additional requirements and shall provide Customer with prompt written notice of whether it is able to, and will do so. Manufacturer agrees to maintain these records for at least five (5) years from the date of shipment of the Bulk Drug Substance to which the records relate.

(b) In the event that Manufacturer is audited or inspected for the Bulk Drug Substance by any government or regulatory agency, Manufacturer will provide Customer with written notice of such audit or inspection no later than [****] days before the date of such proposed audit or inspection or if Manufacturer is not notified of such audit or inspection within such time frame, within [****] of time Manufacturer receives notice of such audit or inspection.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Manufacturer will also provide Customer with copies of any correspondence or reports to the extent permitted by law, relating to such audit or inspection within five (5) days of receipt.

Section 3.5 cGMP Compliance and QA Audits.

Upon Customer’s written request to Manufacturer, Customer shall have the right to have representatives visit Manufacturer’s manufacturing facilities during normal business hours to review Manufacturer’s manufacturing operations, to have access to any relevant records in connection with such manufacture and assess its compliance with cGMP and quality assurance standards and to discuss any related issues with Manufacturer’s manufacturing and management personnel.

Audits may occur at least once per year by Customer or their contractors during normal business hours and with [****] prior notice to be given to the Manufacturer by the Customer. In the event of manufacturing problems of the Bulk Drug Substance, Customer has the right to audit Manufacturer more than one (1) time but not more than three (3) times per calendar year during normal business hours and with as much advance notice as possible but no less than seventy-two (72) hours to be given to the Manufacturer by the Customer.

Upon the written request of Customer, Manufacturer shall supply Customer with copies of Manufacturer’s manufacturing records, including its batch record summaries and analytical records applicable to specific problems, for the purposes of assuring product quality and compliance with agreed-upon manufacturing procedures and specifications. Customer acknowledges that all copies of Manufacturer’s manufacturing records shall be protected under the Proprietary Information provisions of Article VIII. Any possible translation costs regarding these records will be borne by Customer.

Section 3.6 Rights to Manufacturing. Processes Improvements.

(a) Manufacturer shall retain-ownership of all of Manufacturer’s pre-existing manufacturing processes, know-how and procedures, which existed before Manufacturer commenced manufacturing Bulk Drug Substance for Customer in approximately October, 1994.

(b) Manufacturer shall disclose and provide to Customer with documentation of its processes of making the Bulk Drug Substance as of the Effective Date. All documentation regarding these processes shall be protected under the Proprietary Information provisions of Article VIII.

(c) Know-how, trade secrets and inventions or other intellectual property, including patent applications, patents and patentable subject matter relating to manufacture of the Bulk Drug Substance, is the sole and exclusive property of Customer, including without limitation, such know-how, processes and inventions developed or conceived by Manufacturer since Manufacturer commenced manufacturing Bulk Drug Substance for Customer in approximately [****], and continuing for the duration of this Agreement. However, Manufacturer may use the same on a non-exclusive, royalty-free, worldwide basis for Manufacturer’s own benefit for products other than the Bulk Drug Substance.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d) As to any material or significant changes in Manufacturer’s manufacturing processes and procedures made with respect to manufacturing and supplying the Bulk Drug Substance for Customer (the “Improvements”), Manufacturer shall fully disclose and provide documentation to Customer for all Improvements. Customer shall be entitled to practice and use such Improvements, with Manufacturer retaining a non-exclusive license to use such Improvements only to manufacture Bulk Drug Substance for Customer. Any such Improvements shall be owned by Customer, whether or not patentable. Manufacturer shall execute all documents necessary to obtain patents on the process of making Bulk Drug Substance, including Improvements. Customer shall at its expense and discretion, maintain, file and prosecute all patent applications related to Improvements. However, Manufacturer may use these Improvements on a non-exclusive, royalty-free, worldwide basis for Manufacturer’s own benefit for products other than the Bulk Drug Substance.

Section 3.7 Approval for Change in Manufacturing Process. Manufacturer shall obtain Customer’s prior written approval before it implements any material or significant change in the process or procedures used to manufacture or analyze Bulk Drug Substance including change in supplier of raw materials or other critical components. For purposes of the prior sentence, a material or significant change shall include but not be limited to any change in the process or procedures used to manufacture or analyze Bulk Drug Substance with the potential to impact the identity, strength, quality, purity or potency of the Bulk Drug Substance.

Section 3.8 Significant Change in Process. If a change in process occurs effecting process equipment or raw materials, Manufacturer will alert Customer immediately so that activities related to re-validating the process can commence promptly and under agreement between both Parties.

Section 3.9 Compliance with Applicable Laws. Manufacturer shall comply with regulations, requirements and laws of any and all applicable state, provincial and local authorities and agencies, including without limitation all laws and regulations of such territories applicable to the transportation, storage, use, handling and disposal of hazardous materials. Manufacturer represents and warrants to Customer that Manufacturer has and will maintain during the term of this Agreement all governmental permits, including without limitation health, safety and environmental permits, necessary for the conduct of the actions and procedures that it undertakes pursuant to this Agreement.

Section 3.10 Documentation. Manufacturer shall keep complete, accurate and authentic accounts, notes, data and records of the work performed under this Agreement. Each Party shall maintain complete and adequate records pertaining to the methods and facilities used for the manufacture, processing, testing, packing, labeling, holding and distribution of Bulk Drug Substance in accordance with the applicable laws and regulations.

Section 3.11 Samples.

Manufacturer shall retain and maintain samples for each Production Batch for a period of at least [****] years after shipment of Production Batch. The sample size shall be at least twice the size necessary to conduct quality control testing. Upon Customer’s written request, Manufacturer shall provide Customer’ original amount of the retained samples.

Section 3.12 Storage and Handling.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Manufacturer shall store, ship and handle Bulk Drug Substance as required by the Specifications. In addition, Manufacturer shall take such actions as are reasonably necessary to protect Bulk Drug Substance from damage, deterioration and theft. If Customer requests Manufacturer to store Bulk Drug Substance for longer than, Manufacturer will store such lot of Bulk Drug Substance at Manufacturer’s site for the period reasonably requested by Customer prior to delivery by Manufacturer in accordance with the terms of this Agreement. [****]

Section 3.13 Stability Studies.

Manufacturer will perform stability studies on at least one Production Batch per year, on any re-processed lot as well as, in the case of any lot that does not meet the Specifications and requires rework using a manufacturing process that has not been previously approved or validated between the parties, on the re-worked lot as well as the first two lots manufactured directly thereafter using that process. Nonconforming results from stability studies on sample of Bulk Drug Substance stored under normal or more conservative storage conditions will be communicated promptly to Customer.

Manufacturer and Customer will determine a stability plan and sampling schedule to comply with all regulatory and technical requirements. Samples of Production Batches needed for stability study will be taken by Manufacturer.

ARTICLE IV

PRICES AND PAYMENT

Section 4.1 Price.

For manufacturing the Bulk Drug Substance pursuant to Customer’s purchase orders under this Agreement, Customer will pay to Manufacturer the fees as specified below, subject to adjustment pursuant to Section 9.1 hereof. Pricing will be in US dollars (USD).

Pricing will be effective for an Annual term and be based on the written twelve (12) month rolling forecast of the quantities of Bulk Drug Substance which Customer expects to purchase from Manufacturer during the period January 1st through December 31st of each calendar year. If the final Annual forecast is for a period of less than twelve months, because no forecasts need to be given for any period after the term of this Agreement according to Section 2.2(a), the pricing for product ordered for this shorter period shall be the same as the pricing then currently in effect.

The price per gram of Bulk Drug Substance purchased during the Annual term shall be determined according to the Annual quantity purchase forecast and prices set below:

ANNUAL QUANTITY PURCHASE FORECAST	PRICE PER GRAM (g)
0 [***]	[	****]
[****]	[	****]
[****]	[	****]
[****]	[	****]
[****]	[	****]

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Section 4.2 Reimbursement.

The actual amount of sales, and similar taxes, if any, levied upon the transfer of Bulk Drug Substance from Manufacturer to Customer, and which are separately stated and required to be collected by Manufacturer, shall be reimbursable costs. Income, property, franchise, and other business privilege-type taxes are not reimbursable by Customer.

Section 4.3 Payment by Customer.

Manufacturer shall issue its invoice together with the delivery of the Production Batch and documentation to Customer in accordance with Section 5.1 evidencing that the applicable Production Batch conforms to Specifications. Prices shall be payable to Manufacturer net [****] days after the date of invoice issued by Manufacturer. Any undisputed invoices that remain unpaid by Customer after an additional thirty (30) days shall be subject to a late payment charge of [****] percent) per calendar month for each full calendar month that the payment remains outstanding in Manufacturer’s accounts. In the event that Customer requests a delay in shipment for logistical reasons, title to Production Batch shall pass to Customer on the date initially agreed between the parties for delivery, and payment to Manufacturer shall nonetheless be due [****] days following the date of Manufacturer’s invoice (which invoice Manufacture shall provide to Customer on the date initially agreed between the parties for delivery), even though delivery of the Production Batch may not yet have been received by Customer and Manufacturer stores Production Batch according to Section 3.12 above provided however that this sentence shall apply only if Manufacturer delivers to Customer on the date initially agreed between the parties for delivery, a certificate of analysis with respect to the Production Batch that was to be delivered and Customer accepts the certificate of analysis in writing.

ARTICLE V

DELIVERY AND ACCEPTANCE

Section 5.1 Batch Records and Certificates of Analysis.

Prior to the delivery of any Production Batch, Manufacturer shall provide Customer in accordance with Section 3.3 hereof with (i) written confirmation that the batch record summaries and analytical test and data review records for such batch have been reviewed and approved by Manufacturer’s quality assurance unit; (ii) a Certificate of Analysis; and (iii) a quality control sample of the batch (“the Manufacturer Release”).

Section 5.2 Product Delivery.

(a) Unless otherwise agreed by the Parties in writing, all shipments shall be shipped F.O.B. (Incoterms 2000) the Facility, by a common carrier designated by Customer in the order, or, in the absence of any such designation, by such common carrier as Manufacturer may reasonably deem appropriate. Customer shall bear all charges, duties, costs and expenses of any nature whatsoever, and all risk of loss, associated with the transportation of Product from the place of shipment to the facility or facilities designated by Customer. Shipping freight and insurance from the factory to the desired destination will be at Customer’s expense.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b) If reasonably requested by Customer, Manufacturer will arrange for shipment and insurance of the Production Batch to the designated Customer facility on Customer’s behalf and on Customer’s expense. Prior to each delivery, satellite samples of each Production Batch will be delivered under the same conditions to Customer. Upon receipt of confirmation of the acceptance of the samples, or in the absence of a duly substantiated refusal from Customer by Manufacturer within ten (10) working days of delivery of such samples, shipment of the Production Batch concerned will be deemed to take place.

(c) Manufacturer will package the Production Batch in accordance with the packaging and shipping instructions in Exhibit D. Manufacturer will coordinate shipping per Customer’s written instructions. Manufacturer shall reasonably assist Customer in arranging any desired insurance and transportation, via air freight unless otherwise specified in writing, to any destinations specified in writing from time to time by Customer.

Section 5.3 Acceptance and Disposition of Bulk Drug Substance.

(a) Customer may reject any Production Batch which does not conform with the Specifications or with applicable documentation and process changes approved by Customer, all in accordance with Section 5.3(b). Any such notice of rejection shall be in writing and shall indicate the reason(s) for such rejection.

(b) In order to reject or put on hold delivery of a failed Production Batch based on testing of a quality control sample or incomplete documentation, Customer shall (i) give written notice to Manufacturer of Customer’s intent to reject the batch within ten (10) working days after receipt of the sample or documentation and (ii) as promptly as reasonably possible thereafter, but in any event within an additional twenty (20) working days, provide Manufacturer with notice of final rejection. As used in this Agreement, the term “Acceptance Period” shall mean either (i) the ten (10)-working day period after Customer receives the sample or documentation referenced above, if Customer does not give written notice to Manufacturer within said ten (10) working days of intent to reject or (ii) if Customer does give said notice of intent to reject within said twenty (20) working days, then a total of thirty (30) working days after Customer receives the sample or documentation referenced above. If no defects in the Production Batch are identified by Customer based upon an analysis of the sample or review of the documentation within the Acceptance Period, Customer shall be deemed to have approved the batch and Customer shall pay Manufacturer for such batch in accordance with Section 4.3.

(c) After a notice of intent to reject is given, Customer shall cooperate with Manufacturer in determining whether rejection is necessary or justified. Manufacturer will evaluate process issues and other reasons for such non-compliance and notify Customer in writing. Manufacturer shall notify Customer as promptly as reasonably possible as to whether it accepts Customer’s basis for any rejection. Customer reserves the right to retest in the event that the Parties disagree over whether a Production Batch meets the Specifications. On written agreement that the samples do meet Specifications, Manufacturer shall release the batch for delivery to Customer.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d) In the event that the Parties disagree over whether a shipment of Production Batch fails to comply with the Specifications, the Parties shall make every attempt to resolve the disagreement first between themselves and, failing that, by referring the matter to a mutually agreeable third party laboratory specializing in the analysis of such Production Batches. The Parties agree that the third party laboratory’s decision shall be final and binding upon the Parties as to whether the Production Batch meets the Specifications.

(e) Upon a final determination that any Production Batch fails to meet Specifications, Customer will give Manufacturer written instructions on how to proceed. If Customer desires, such failed Production Batch shall be destroyed at Manufacturer’s cost, and Manufacturer will provide Customer with certification of such destruction.

Section 5.4 Replacement Batch.

In the event that it is determined in accordance with this Article 5 that all or any portion of a shipment of a Production Batch does not meet the Specifications,[****]. Manufacturer will make every effort to replace the Production Batch within one hundred twenty (120) days from the date that such determination is made that the Production Batch does not meet Specifications, such that Customer will not incur any delay in the down-stream process. Manufacturer shall use its best efforts to assist Customer in avoiding product back-order problems due to unavailability of Bulk Drug Substance, resulting from failure to meet Specifications. Manufacturer shall not reprocess a shipment or portion of a shipment of Bulk Drug Substance that failed to meet Specifications without prior written approval from Customer, which approval shall not be unreasonably withheld.

Section 5.5 Non-Conforming Lot of Bulk Drug Substance.

Any Production Batch delivered to Customer by Manufacturer which does not conform to Specifications and is rejected by Customer in accordance with the terms of Section 5.3 above, or is otherwise not in compliance with the warranty made in Section 6.5, will be replaced at Manufacturer’s expense by Manufacturer. If Manufacturer has acknowledged in writing that it is unable to produce conforming Bulk Drug Substance, any sums actually paid by Customer therefore will be refunded.

Section 5.6 Inability to Supply.

Manufacturer agrees to use its best efforts to deliver one hundred percent (100%) of all quantities Customer has ordered pursuant to a written quarterly purchase order (a “Firm Purchase Order”) pursuant to Section 2.3 of this Agreement, provided, however, that if Manufacturer uses its best efforts but fails to deliver the quantity of Bulk Drug Substance ordered in a Firm Purchase Order, it shall not constitute a breach of this Agreement if all of (a), (b) and (c) are satisfied.

(a) each Production Batch delivered by-Manufacturer under the applicable Firm Purchase Order contains at least [****] of Bulk Drug Substance or such other lower minimum quantity as specified in the Firm Purchase Order; and

(b) the total amount of Bulk Drug Substance actually delivered under the applicable Firm Purchase Order is not more than [****] less than the total amount specified in the applicable Firm Purchase Order; and

(c) over a calendar year the total underage of Bulk Drug Substance delivered is no greater than [****] of the total amount of Bulk Drug Substance specified in the Firm Purchase Orders for delivery in such calendar year and provided that such underage, to the extent that it is greater than [****] of the total amount of Bulk Drug Substance specified in the Firm Purchase Orders for delivery in such calendar year, is delivered within three (3) months following such calendar year.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

Section 6.1 Existence and Power.

Each Party hereby represents and warrants to the other Party that, such Party (a) is duly organized, validly existing and in good standing under the laws of the state in which it is organized; (b) has the power and authority and the legal right to own and operate its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted; and (c) is in compliance with all requirements of applicable law, except to the extent that any noncompliance would not materially adversely affect such Party’s ability to perform its obligations under this Agreement.

Section 6.2 Authorization and Enforcement of Obligations.

Each Party hereby represents and warrants to the other Party that such Party (a) has the-power and authority and the legal right to enter into this Agreement and to perform its obligation hereunder (b) has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against such Party in accordance with its terms.

Section 6.3 No Consents.

Each Party hereby represents and warrants to the other Party that all necessary consents, approvals and authorizations of all governmental authorities and other persons required to be obtained by such Party in connection with this Agreement have been obtained.

Section 6.4 No Conflict.

Each Party hereby represents and warrants to the other Party that the execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (a) do not conflict with or violate any requirement of applicable laws or regulations or any material contractual obligations of such Party and (b) do not materially conflict with, or constitute a material default or require any consent under any material contractual obligation of such Party. Manufacturer shall not in any event enter into any agreement or arrangement with any other Party that would prevent or in any way interfere with Manufacturer’s obligations pursuant to this Agreement.

Section 6.5 Manufacturer’s Warranty.

(a) Manufacturer warrants that (i) it currently has access to, and during the entire term of this Agreement will make all reasonable efforts to ensure that it will continue to have access to, sufficient personnel, supply of Raw Materials, utilities, packaging materials, and all other required items to perform the services required of it hereunder without interruption, subject only to the occurrence of any events covered by the provisions of Section 13.7 and Manufacturer’s failure to perform.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b) Manufacturer warrants that Bulk Drug Substance delivered hereunder will (i) be manufactured by Manufacturer in accordance with all applicable rules and regulations and cGMP, (ii) be manufactured in accordance with the agreed-upon manufacturing procedures and (iii) conform to the applicable Specifications set forth on Exhibit C hereto at the time of delivery. Customer’s remedies and Manufacturer’s liability with respect to this warranty are set forth below.

(c) This warranty does not extend to any Bulk Drug Substance which has already been treated, used, misused or improperly stored.

Section 6.6 Customer’s Warranty.

(a) Customer has and shall at all times throughout the term of this Agreement have the right to supply the process to Manufacturer and the necessary rights to licence or permit Manufacturer to use the same for the purpose hereunder;

(b) Customer represents and warrants that TA-1 (excluding and independent of the manufacture) does not infringe the intellectual property rights of any third party and that it shall notify Manufacturer in writing immediately should it become aware of any claims asserting such infringement.

EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT.

ARTICLE VII

INDEMNIFICATION AND LIMITATIONS ON LIABILITY

Section 7.1 Indemnity.

(a) Manufacturer shall indemnify and hold harmless Customer and its respective officers, directors, employees and agents from and against any and all losses, damages, liabilities or expenses (including reasonable attorneys fees and other costs of defense) in connection with any and all actions, suits, claims or demands that may be brought or instituted against Customer by any third party based on, arising out of, or resulting from, any (a) breach by Manufacturer of its representations, warranties or covenants hereunder, or (b) negligent act or omission or the willful misconduct of Manufacturer in performing obligations under this Agreement.

(b) Customer shall indemnify and hold harmless Manufacturer and its respective officers, directors, employees and agents from and against any and all losses, damages, liabilities or expenses (including reasonable attorneys fees and other costs of defense) in connection with any and all actions, suits, claims or demands that may be brought or instituted against Manufacturer by any third party based on, arising out of, or resulting from, any (a) breach by

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Customer of its representations, warranties or covenants hereunder, or (b) negligent act or omission or the willful misconduct of Customer in performing obligations under this Agreement.

(c) In the event that the Parties cannot in good faith agree as to the application of subsections (a) and (b) above to any particular loss or claim, the Parties may conduct separate defenses of such claim and each Party shall be relieved of its obligations to tender to the indemnifying Party the exclusive ability to defend such claim or suit as condition of indemnification.

(d) With the exception of cases of gross negligence and/or intentionally wrongful acts or commissions as well as of cases of breach of confidentiality, either party shall in no event be liable to the other party for incidental, indirect, special, punitive or consequential damages arising from or related to breach of this Agreement.

Section 7.2 Expenses.

No Party shall be required to pay over to another amounts called for under this Article 7 until the final resolution of the claim, action, suit or proceeding from which the right to such payment arose.

Section 7.3 Limitations On Liability.

(a) With the exception of cases of gross negligence and/or intentionally wrongful acts or commissions as well as of cases of breach of confidentiality, Manufacturer shall in no event be liable to Customer for damages exceeding the total maximum aggregate sum payable under this Agreement by Customer.

(b) Under no circumstances will Customer’s total liability of all kinds arising out of or related to this agreement (including but not limited to warranty claims), regardless of the forum and regardless of whether any action or claim is based on contract, tort, or otherwise, exceed the total amount paid by Customer’s to Manufacturer under this agreement.

ARTICLE VIII

PROPRIETARY INFORMATION AND RESTRICTIONS

Section 8.1 Obligation.

During the term of this Agreement and for a period of five (5) years thereafter, the receiving party (the “Receiving Party ) shall maintain in confidence all Proprietary Information, as defined in Section 8.2 below, and shall not use, disclose or grant use of such Proprietary Information except as expressly authorized in this Agreement. The Receiving Party may disclose Proprietary Information, as authorized hereunder, only to those employees or consultants of the Receiving Party who agree to be bound by terms of this Article 8. The Receiving Party shall use the strictest standard of care which is practical to ensure that such employees do not disclose or make any unauthorized use of Proprietary Information. The Receiving Party shall promptly notify the Disclosing Party upon discovery of any unauthorized use or disclosure of the Proprietary Information.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Section 8.2 Definition.

As used in this Agreement, the term “Proprietary Information” shall mean any confidential information which is not generally known by outsiders, either enabling or disabling, including the terms of this Agreement, any batch record, any purchase order or other commercial relationship between the Parties, know-how, trade secret, research, inventions, patented or patentable subject matter, patent applications, data, process, technique, algorithm, program, design, drawing, future development, scientific, manufacturing, marketing, business plan, financial or personnel matter relating to the Disclosing Party, it’s present or future products, sales, suppliers, customers, employees, investors or business, whether in oral, written, graphic, or electronic form and whether received from the Disclosing Party or a third party. The “Proprietary Information” shall include, without limitation (i) the fact that the Manufacturer is a supplier to Customer, (ii) any cost information related to the manufacture of Bulk Drug Substance including the cost of any reagents, and (iii) the Specifications for Bulk Drug Substance, each of which has previously been disclosed to Manufacturer.

Section 8.3 Exclusions.

The term “Proprietary Information” shall not be deemed to include information which the Receiving Party can demonstrate by competent written proof: (i) is now, or hereafter becomes, through no act of failure to act on the part of the Receiving Party; generally known or available; (ii) is known by Receiving Party at the time of receiving such information as evidenced by its records; (iii) is hereafter furnished to the Receiving Party by a third party, as a matter of right and without restriction or disclosure; or (iv) is the subject of a written permission to disclose provided by the Disclosing Party. Further, the obligations of confidentiality under this Article 8 shall not apply to the extent that the Receiving Party is required to disclose information in support of a product approval application or by an order or regulation of a governmental agency or in the course of litigation, provided that in all cases the Receiving Party shall give the other Party prompt notice of the pending disclosure and shall seek an order maintaining the Confidentiality of the information.

Section 8.4 Restrictions on Manufacturer’s Sales.

During the term of this Agreement,[****].

ARTICLE IX

PRICE ADJUSTMENT OR TERMINATION

Section 9.1 Termination of Customer’s Purchase Obligation.

If at any time after January 1, 2007, Customer notifies Manufacturer that Customer has received a written good faith firm quote from a reputable third party supplier of recognized comparable standing and service provision (other than an Affiliate) to supply Customer for a period of at least two (2) years with at least [****] of Bulk Drug Substance per twelve (12)-month period in the Territory at a price which is less than [****] of Manufacturer’s then current transfer price to Customer, Manufacturer shall have sixty (60) days after receipt of such notice to notify Customer that Manufacturer intends or does not intend to reduce its then applicable transfer price of Bulk Drug Substance to a price no greater than [****] of the third-party quoted price effective upon expiration of such sixty (60)-day period. If Manufacturer fails to give such notice or notifies Customer that it does not intend to so reduce its then applicable transfer price, Customer may upon thirty (30) days’ prior written notice to Manufacturer, elect to terminate its obligations under this Agreement to purchase, and Manufacturer’s obligations to Supply, such Bulk Drug Substance.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE X

TERM: TERMINATION; BREACH

Section 10.1 Term.

This Agreement will be effective for a period of three (3) years from and after the Effective Date and will be extended for an additional two (2) upon written notice by Customer to Manufacturer. Customer may elect such extension by written notice to Manufacturer ninety (90) days prior elect to the end of the initial three (3) years period. (the initial term thereof being referred to as the “Term” hereof).

Section 10.2 Surviving Obligations. Expiration of this Agreement shall not

(a) affect any other rights of any Party which may have accrued up to the date of such expiration or

(b) relieve Customer of its obligation to pay Manufacturer sums due in respect of Bulk Drug Substance delivered prior to expiration of this Agreement, and the costs (i.e., labor, packaging materials, excipients, etc.) incurred by Manufacturer to satisfy Customer’s orders received before the expiration of this Agreement. The provisions of Sections 3.4, 3.5, 3.6, 3.9, 3.10, 3.11, 10.2, 10.4 and 10.5 and Articles 6, 7, 8, 11, 12 and 13 shall survive the termination or expiration of this Agreement.

Section 10.3 Termination.

(a) This Agreement may be terminated by either Party:

(i) if the other Party commits a material breach or default in the performance of any of the provisions of this Agreement, and such breach or default is not cured within thirty (30) days after the giving of written notice by the other Party specifying such breach or default.

(ii) forthwith if the other Party institutes or is the subject of bankruptcy, liquidation or any other similar proceeding;

(iii) forthwith if a situation of Force Majeure as provided by Section 13.7 or an inability to supply continues for six (6) months or more.

(b) Customer shall have the right upon written notice thereof to Manufacturer to terminate this Agreement if Customer either:

(i) determines that the pharmaceutical formulation of the Bulk Drug Substance is unsafe or not efficacious, or

(ii) determines not to commercialize or continue to commercialize the Product either itself or in collaboration with any other third parties.

Section 10.4 Effects of Termination.

In the event of expiry or termination of this Agreement for whatever reason, Customer shall purchase from Manufacturer and Manufacturer shall sell to Customer (i) all inventories of Bulk Drug Substance meeting Specifications, manufactured by Manufacturer in accordance with

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

purchase orders at the then current price, and (ii) all raw materials previously purchased by Manufacturer to meet the forecasted quantities for the first two quarters contained in the Forecast preceding such termination, issued to Customer at Manufacturer’s purchase cost.

Section 10.5 Return of Proprietary Information-Upon Termination.

Upon termination of this Agreement, each Party shall promptly return to the other, at the other’s request, any and all Proprietary Information of the other then in its possession or under its control, except that Customer may retain all Proprietary Information regarding the Manufacturer’s Processes for making Bulk Drug Substance and Improvements.

Section 10.6 Breach.

If either Party commits a material breach or default in the performance of any of the provisions of this Agreement, and such breach or default is not cured within thirty (30) days after the giving of written notice by the other Party specifying such breach or default, then the non-breaching Party shall be entitled to pursue all available remedies against the breaching Party, through the arbitration specified in Article XI, including without limitation, recovery of actual damages caused by the breach, specific performance and other applicable legal and/or equitable remedies. Notwithstanding the foregoing, neither Party shall have any liability for incidental, consequential or punitive damages.

ARTICLE XI

ARBITRATION

Section 11.1 Binding Arbitration.

Any and all disputes, controversies, differences, claims or the like between the Parties under, arising out of or related to this Agreement, or the performance, enforcement, breach, termination or validity of this Agreement (collectively, “Disputes ) which cannot be resolved by mutual agreement among the executives of the Parties shall be submitted to final and binding arbitration before a single, neutral arbitrator in accordance with the International Chamber of Commerce Rules in force an the Effective Date. The arbitration shall be commenced when one Party serves the other with a written demand to arbitrate.

Section 11.2 Arbitration Location.

Any arbitration initiated by a written demand of either Party shall be conducted in London, England, in the English language. The Parties consent to the personal jurisdiction of the courts in such location for any cause arising out of or otherwise related to this arbitration, its conduct and its enforcement.

Section 11.3 Governing Law.

The performance, enforcement, breach or termination of this agreement and any remedies relating thereto, shall be governed by and construed under the substantive laws of the United Kingdom, without regard to conflicts of law rules.

Section 11.4 Award Enforcement.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Each Party agrees to abide by the award rendered in any arbitration conducted pursuant to this Article XI and agrees that the courts may award full faith and credit to such judgment in order to enforce such award.

Section 11.5 Costs.

Each Party shall bear its own legal fees, including arbitration costs and expenses.

ARTICLE XII

REPORTS AND RECORDS

Section 12.1 Notice of Certain Events.

Each Party shall promptly notify the other upon becoming aware of any of the following events: any confirmed or unconfirmed information concerning adverse, serious or unexpected occurrences associated with the safety, handling or use of Bulk Drug Substance; unauthorized disclosure of any Proprietary Information of the other; any alleged infringement of third party proprietary rights in connection with actions taken hereunder; liability claims relating to Bulk Drug Substance; and any other event that might reasonably be expected to have a material adverse effect upon the development, production, sale or distribution of Bulk Drug Substance.

Section 12.2 Quality Control Records.

Manufacturer shall maintain records relating to Bulk Drug Substance in accordance with the Specifications and shall retain such records for not less than seven (7) years after shipment to Customer of the Bulk Drug Substance to which such records relate. Customer shall be entitled to inspect such records at its own expense and at such times and intervals as Customer shall reasonably request upon prior written notice to Manufacturer of not less than twenty-four (24) hours. Prior to destruction of any such records, Manufacturer shall notify Customer of the intended destruction of any such records and, at Customer’s request, provide such records to Customer.

Section 12.3 Shipping and Other Records.

Customer shall have the right to have the books and records of Manufacturer examined to establish the amounts due under Article 4, and such books and records shall be deemed Proprietary Information for purposes of Article 8. Customer shall request such examination in writing and give reasonable notice to Manufacturer prior to such examination. The examination shall be at Customer’s expense.

ARTICLE XIII

MISCELLANEOUS

Section 13.1 Entire Agreement.

This Agreement and the exhibits attached hereto, constitute the entire, final, complete and exclusive agreement between the Parties regarding the subject matter hereof and supersede all previous agreements understandings, negotiations or representations, written or oral, with respect to the subject matter of this Agreement for all Bulk Drug Substance supplied as of Effective Date. All information to be kept confidential under any earlier agreements (including the Original and 1999 Agreements) between any Party to this Agreement as of the Effective Date shall be maintained by the receiving Party under the obligations set forth in Article VIII of this Agreement. This Agreement may not be modified or amended except in a writing signed by a duly authorized representative of Customer and Manufacturer.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THE TERMS AND CONDITIONS SET FORTH HEREIN CONSTITUTE THE FINAL, COMPLETE, EXCLUSIVE AND ENTIRE AGREEMENT BETWEEN CUSTOMER AND MANUFACTURER WITH RESPECT TO THE SUBJECT MATTER HEREOF. ANY TERM OR CONDITION IN ANY ORDER, CONFIRMATION OR OTHER DOCUMENT FURNISHED BY CUSTOMER OR MANUFACTURER WHICH IS IN ANY WAY INCONSISTENT WITH THE TERMS SET FORTH HEREIN IS HEREBY EXPRESSLY REJECTED.

Section 13.2 Nonassignability; Binding on Successors.

This Agreement shall not be assignable by Customer or Manufacturer without the written consent of the other; however, (a) either Party may assign this Agreement, without prior written consent of the other, to an entity that acquires substantially all of its stock, assets or business, and (b) Customer may assign this Agreement, in whole or in part, to any Affiliate of Customer. This Agreement shall be binding upon, and inure to the benefit of the successors, executors, heirs, representatives, administrators and assign of the Parties hereto.

Section 13.3 Severability.

In the event any provision of this Agreement is held to be invalid or unenforceable, the valid or enforceable portion hereof and the remaining provisions of this Agreement will remain in full force and effect.

Section 13.4 Notice.

All notices required or permitted to be given under this Agreement shall be in writing and deemed to have been received upon the earlier of confirmation of actual receipt and may be sent by (a) hand delivery; (b) overnight courier, or (c) confirmed telecopy. If sent via facsimile, any such notice shall be deemed given on the day it is sent.

If to Customer:	Hans P. Schmid Managing Director SciClone Pharmaceuticals International Ltd. Windsor House, Room 3401A 311 Gloucester Road Causeway Bay Hong Kong

and

SciClone Pharmaceuticals, Inc. Legal Affairs Department 950 Tower Lane, Ste. 900 Foster City, CA 94404, USA Fax: 650 358 3469

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

If to Manufacturer:	Jane O’Leary c/o Lonza Ltd Muenchensteinerstrasse 38 CH-4002 Basel Switzerland Facsimile: 1-415-752-2673; and

With a copy to:	Lonza Ltd Legal Department Muenchensteinerstrasse 38 CH-4002 Basel Switzerland

Facsimile: +41 61 316 83 14

Section 13.5 Independent Contractors.

The Parties are not employees or legal representatives of the other Parties for any purpose. No Party shall have the authority to enter into any contracts in the name of or on behalf of any other Party. Rather, Manufacturer shall be deemed an independent contractor of Customer.

Section 13.6 Waiver.

Any waiver (express or implied) by any Party of any breach of this Agreement shall not constitute a waiver of any other or subsequent breach.

Section 13.7 Force Majeure.

No Party shall be liable to the other for its failure to perform any of its obligations under this Agreement, except for obligations regarding payment of money or confidentiality, during any period in which such performance is delayed or does not occur because such performance rendered impracticable or impossible due to circumstances beyond its reasonable control, including, without limitation, earthquakes, governmental or regional regulation, fire, flood, labor difficulties, strikes, interruption of supply of key raw materials, civil disorder, and acts of god, provided that the Party experiencing the delay promptly notifies the other Party of the delay.

Section 13.8 Counterparts.

This Agreement may be executed in counterparts with the same force and effect as if each of the signatories had executed the same instrument. Signatures may be transmitted by facsimile telecopier.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Section 13.9 Captions.

The Parties agree that the captions in this Agreement are used for the convenience of the Parties only and in no way are to be construed to define, limit or effect the construction or the interpretation of this Agreement.

IN WITNESS WHEREOF, the undersigned have entered into this Agreement as of the date first set forth above.

CUSTOMER

SciClone Pharmaceuticals International Ltd:

By:	/s/ Richard Harris
Richard Harris, Director

Date:	May 23, 2008

MANUFACTURER:

Lonza Sales Ltd

By:	/s/ Dirk Öhlers

Date:	March 18, 2008

Lonza Sales Ltd

By:	/s/ Yves Kesch

Date:	March 18, 2008

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A

MASTER PRODUCTION & CONTROL RECORD/ BATCH RECORDS

[****]

*	Certain information on this exhibit encompassing 540 pages has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT B

ANALYTICAL METHODS

[****]

*	Certain information on this exhibit encompassing 92 pages has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C

MANUFACTURE RELEASE SPECIFICATIONS

[****]

*	Certain information on this exhibit encompassing 2 pages has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT D

STORAGE AND SHIPPING INSTRUCTIONS

[****]

*	Certain information on this exhibit encompassing 6 pages has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH MOUNTS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT E

QUALITY AGREEMENT

[****]

*	Certain information on this exhibit encompassing 8 pages has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.